Convertible Preferred Stock	3 Months Ended
Apr. 30, 2012
Convertible Preferred Stock
Convertible Preferred Stock

(7) Convertible Preferred Stock

        Upon the closing of our IPO, all outstanding shares of convertible preferred stock were converted into shares of common stock. Warrants to purchase convertible preferred stock were converted into warrants to purchase common shares. For more information on the rights, preferences and privileges associated with the previous convertible preferred stock, refer to the 424(b) prospectus filed with the SEC on April 20, 2012.

  Warrants to Purchase Convertible Preferred Stock

        Prior to the closing of our IPO, we remeasured the fair value of the preferred stock warrants at each balance sheet date. The fair value of the outstanding warrants was classified within non-current liabilities on the consolidated balance sheets, and any changes in fair value were recognized as a component of Other income (expense), net in our consolidated statements of operations. We performed the final remeasurement of the warrants at the closing date of our IPO and recorded an expense of $14.1 million arising from the revaluation during the three months ended April 30, 2012. As the preferred stock warrants were converted to common stock warrants upon the closing of the IPO, the fair value of the warrant liability was reclassified to additional paid-in capital. The fair value of the outstanding warrant was determined using the Black-Scholes option-pricing model. We determined the fair value of the warrant on the issuance date and subsequent reporting dates using the Black-Scholes pricing model utilizing the assumptions noted below. The expected term of the warrant was based on the remaining contractual expiration period. The expected stock price volatility for our stock was determined by examining the historical volatilities of a group of our industry peers as we did not have any trading history of our common stock. The risk-free interest rate was calculated using the average of the published interest rates for U.S. Treasury zero-coupon issues with maturities that approximate the expected term. The dividend yield assumption was zero as we did not have any history of, nor plans for, dividend payments.

        The following assumptions were used to estimate the value of the preferred stock warrants:

	Fiscal Year Ended January 31,			Three Months Ended April 30,
	2010	2011	2012	2012
				(Unaudited)
Expected volatility	56.8-66.9%	48.9-55.6%	49.4-57.1%	49.7-53.2%
Risk-free rate	1.58-3.59%	0.25-2.69%	0.39-1.09%	0.50-1.40%
Dividend yield	0.0%	0.0%	0.0%	0.0%
Expected term (in years)	4.55-9.22	3.55-8.22	2.65-7.22	3.38-6.30

        The change in the fair value of the preferred stock warrant liability is summarized below:

	Warrant Liability
(in thousands)	Balance at beginning of period	Issuance of preferred stock warrants	Increase in fair value	Exercises	Conversion of preferred stock warrants to common stock warrants	Balance at end of period
January 31, 2010	$625	$—	$22	$—	$—	$647
January 31, 2011	647	—	366	—	—	1,013
January 31, 2012	1,013	—	2,034	(914)	—	2,133
April 30, 2012 (unaudited)	2,133	—	14,087	—	(16,220)	—